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                                                                   EXHIBIT 10.19


 BASE SALARIES OF NAMED EXECUTIVE OFFICERS OF HAVERTY FURNITURE COMPANIES, INC.


The following table sets forth the 2006 annual base salary levels of those individuals that are the named executive officers (as defined in Item 402(a)(3) of Regulation S-K) in the 2006 proxy statement of Haverty Furniture Companies,
Inc.:


NAME                          POSITION                                                     BASE SALARY

Clarence H. Ridley            Chairman                                                      $ 410,000
Clarence H. Smith             President and Chief Executive Officer                         $ 420,000
Dennis L. Fink                Executive Vice President, Chief Financial Officer             $ 320,000
M. Tony Wilkerson             Executive Vice President, Marketing                           $ 270,000
Rawson Haverty, Jr.           Senior Vice President, Real Estate                            $ 215,000
Steve G. Burdette             Senior Vice President, Operations                             $ 215,000